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                      PLATINUM ENTERTAINMENT, INC.

                            TERM CREDIT NOTE

$20,000,000                                                  December 12, 1997

     For value received, the undersigned, Platinum Entertainment, Inc., a Delaware corporation (the "COMPANY") and Intersound, Inc., a Delaware corporation ("INTERSOUND"; the Company and Intersound being hereinafter referred to collectively as the "BORROWERS"), hereby jointly and severally promise to pay to the order of Bank of Montreal (the "LENDER"), at the principal office of Bank of Montreal in Chicago, Illinois the principal sum of Twenty Million Dollars ($20,000,000), in installments as follows: eleven
(11) consecutive quarterly installments (commencing on June 1, 1998 and continuing on the first day of each September, December, March and June occurring thereafter to and including December 1, 2000) with all such installments (except the last such installment) to be in an amount equal to $1,818,181.82 per installment and the last such installment to be in an amount equal to $1,818,181.80 which shall be the full amount of the then unpaid principal balance of this Note.

     This Note evidences indebtedness constituting the "DOMESTIC RATE PORTION" and "LIBOR PORTIONS" as such terms are defined in that certain Credit Agreement dated as of December 12, 1997, by and among the Borrowers, certain Subsidiaries of the Company, Bank of Montreal individually and as Administrative Agent and certain lenders which are or may from time to time become parties thereto (the "CREDIT AGREEMENT") made or to be made to the Borrowers by the Lender under the Term Credit provided for under the Credit Agreement and the Borrowers hereby jointly and severally promise to pay interest at the office specified above on the loan evidenced hereby at the rates and times specified therefor in the Credit Agreement. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement, and this Note is subject to the terms of the Credit Agreement.

     Any repayment of principal hereon, the status of indebtedness evidenced hereby from time to time as part of the Domestic Rate Portion or a LIBOR Portion and the interest rates and interest periods applicable thereto shall be endorsed by the holder hereof on the reverse side of this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on the reverse side hereof prior to any negotiation hereof) and the Borrowers agree that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on the reverse side hereof or recorded on the books and records of the Lender shall be PRIMA FACIE evidence of the unpaid balance of this Note and the status of indebtedness evidenced hereby from time to time as part of the Domestic Rate Portion or a LIBOR Portion and the interest rates and interest periods applicable thereto.

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     This Note is issued by the Borrowers under the terms and provisions of the Credit Agreement and is secured, inter alia, by certain security agreements and other instruments and documents from the Company and certain of its Subsidiaries, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, equally and ratably with all other indebtedness thereby secured, to which reference is hereby made for a statement thereof. This Note may be declared to be, or be and become, due prior to its expressed maturity upon the occurrence of an Event of Default specified in the Credit Agreement, voluntary prepayments may be made hereon, and certain prepayments are required to be made hereon, all in the events, on the terms and with the effects provided in the Credit Agreement.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAW.

     The Borrowers hereby waive presentment for payment.


                                    PLATINUM ENTERTAINMENT, INC.

                                    By /s/ Steven Devick
                                      ----------------------------------------
                                      Name:  Steven Devick
                                      Title: President




                                    INTERSOUND, INC.

                                    By /s/ Steven Devick
                                      ----------------------------------------
                                      Name:  Steven Devick
                                      Title: President

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